Other operating expenses	12 Months Ended
Dec. 31, 2018
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Other operating expenses

D.26. Other operating expenses

Other operating expenses totaled €548 million in 2018, compared with €233 million in 2017 and €482 million in 2016.

In 2018, this line item includes €225 million of expenses relating to the agreement with Regeneron, versus €11 million in 2017 and €10 million in 2016. This reflects Regeneron’s share of profits/losses from the commercialization of monoclonal antibodies (€177 million in 2018) net of commercialization-related expenses incurred by Regeneron €388 million in 2018, along with Regeneron’s €14 million share of profits/losses generated by the commercialization of Zaltrap® (€11 million in 2017, €10 million in 2016).

In 2018, Sanofi recognized provisions of €122 million, mainly to cover litigation and environmental risks, plus acquisition-related costs of €56 million. In 2017, Sanofi recognized an impairment loss of €87 million against property, plant and equipment associated with the dengue vaccine project.

This line item also includes shares of profits due to alliance partners (other than BMS and the alliance partner under the Actonel® agreement) under product marketing agreements (€50 million in 2018, versus €25 million in 2017 and €86 million in 2016).